UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03894

T. Rowe Price Short-Term Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Shareholders

Ultra Short–Term Bond Fund	November 30, 2017

The views and opinions in this report were current as of November 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Shorter-term interest rates rose over the period as the Federal Reserve raised its lending target in June and signaled that more increases were on the way. At the same time, solid global growth set the stage for increased risk tolerance, which helped your fund outperform thanks to strong demand for shorter-maturity but higher-yielding assets.

PERFORMANCE

The Ultra Short-Term Bond Fund returned 0.85% during the six-month period ended November 30, 2017, compared with 0.54% for the Bloomberg Barclays Short-Term Government/Corporate Index. The Lipper Ultra-Short Obligations Funds Average generated a 0.73% return for the same period. The fund’s net asset value ended at $5.02, and dividends contributed $0.04 per share in the six-month period. (Performance for the I Class shares will vary, reflecting its different fee structure.)

ECONOMY AND INTEREST RATES

Short-term interest rates increased in the past six months. The Federal Reserve raised its federal funds target rate to the 1.00%–1.25% range in June. (On December 13, shortly after our reporting period ended, the central bank raised rates again, bringing the fed funds target rate to the 1.25%–1.50% range.) Other short-term rates rose in response. The yield on one-year Treasury bills climbed to 1.62% by November 30, 2017, from 1.17% at the beginning of the period. The yield on two-year Treasury notes moved to 1.78% from 1.28% six months earlier. Three-month LIBOR increased to a lesser degree, rising to 1.49% on November 30, 2017, from 1.21% at the end of May.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Further tightening lending conditions, the Fed announced plans to normalize its balance sheet—which swelled to around $4.5 trillion in the aftermath of the 2008 financial crisis. It will do so by allowing its Treasury and mortgage-backed holdings to expire without reinvesting the maturing proceeds. Asserting that such “quantitative tightening” will have little impact on the economy, the Fed forecasts that short-term rates will move about 1.00% higher in the next 12 months.

A robust investment environment, coupled with the global search for yield, has resulted in continuing solid demand for segments of the bond market in which the fund invests. Demand for shorter-maturity (one- to three-year) corporate bonds, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) was extremely strong over the six-month period, and the yield spread between these securities and those of Treasuries with comparable maturities narrowed.

Borrowers found markets receptive to their new debt issues, and most new financings were met with excess demand.

PORTFOLIO REVIEW

Our allocation to these shorter-maturity corporate bonds, ABS, and CMBS and a corresponding underweight to Treasuries were strong contributors to relative performance. Credit enhancements—to AA or AAA levels—made by the issuer, coupled with the shorter average maturities on many of these structures, contributed to performance. Many of these holdings will mature over the next 18 months, a feature that provides us good current and, hopefully, future income as well as timely reinvestment opportunities at higher yields.

While we acknowledge the existence of interest rate risk, we expect that the U.S. economy will remain strong, at least in the short term. Short-maturity corporate issues of one to two years—in which the fund typically invests—are likely to be most immediately affected by Fed rate increases. Therefore, we have increased our exposure to floating rate notes (securities with coupons that reset periodically in reference to a benchmark, such as three-month LIBOR) to potentially benefit from rising rates and to help insulate the portfolio somewhat from price changes due to rising rates.

At the end of the period, the portfolio held about 45% of its assets in floating rate securities (floaters). Bank floaters contributed to the fund’s relative performance. We favor banking-related issues, and the industry remains one of our top exposures in the fund. Holdings including Swedbank, Santander Holdings, and Morgan Stanley have been among the fund’s best performers. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We also maintain significant exposure to the automotive industry, primarily through asset-backed positions, and have sought opportunities in other sectors, including energy, to which we increased our exposure in the past six months.

Our yield curve positioning detracted from relative results. With rates increasing, longer-duration positions detracted from relative results. The portfolio ended the reporting period with a weighted average effective duration of 0.60 year, slightly longer than the 0.50-year duration of the benchmark.

OUTLOOK

As always, we seek to provide investors with income above that of other cash and government alternatives while minimizing principal fluctuations. We have been relatively successful thus far in achieving these two goals.

We believe that the Fed will continue to tighten monetary policy at a gradual enough pace to ensure that it does not derail the economic expansion, and we also believe that the Fed will clearly telegraph its moves to investors. While future rate increases could pressure short-term securities, we expect that investor demand for higher-yielding securities with lower-duration risk should support the portfolio. Being mindful of this potential volatility, we have positioned the portfolio for a further flattening of the yield curve as short- and long-term rates continue to converge.

While uncertainties surrounding monetary policy and ongoing efforts at tax and regulatory reform could add to market volatility, the solid macroeconomic backdrop should provide support for the short-term bond market.

Against this backdrop, we continue to like the prospects for the fund, which we believe may offer yield advantage to investors seeking an alternative to cash. In addition, the fund’s short-duration posture offers a defensive opportunity to investors seeking a low-volatility bond fund. We will continue to focus on building a portfolio diversified around investment-grade corporate bonds, securitized debt, commercial paper, and Treasuries for liquidity. We continue to look for opportunities to generate incremental income while focusing on minimizing principal risk and volatility in the fund’s net asset value.

Thank you for your confidence in us and for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
President and chairman of the fund’s Investment Advisory Committee

December 22, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important. The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency.

Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

GLOSSARY

Bloomberg Barclays Short-Term Government/Corporate Index: An unmanaged index that tracks the performance of short-term debt instruments.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights   For a share outstanding throughout each period

I Class

	7/6/17[1] Through 11/30/17
NET ASSET VALUE	
Beginning of period	$ 5.02
Investment activities	
Net investment income [2]	0.03[3]
Net realized and unrealized gain / loss	–[4]
Total from investment activities	0.03
Distributions	
Net investment income	(0.03)
NET ASSET VALUE	
End of period	**$ 5.02**

Ratios/Supplemental Data	
Total return[5]	**0.69%[3]**
Ratio of total expenses to average net assets	0.35%[3][6]
Ratio of net investment income to average net assets	1.67%[3][6]
Portfolio turnover rate	27.3%
Net assets, end of period (in thousands)	$ 8,846

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 6. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through 9/30/19.
(4) Amounts round to less than $0.01 per share.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 55.7%		
Aerospace & Defense 0.2%		
Harris, 1.999%, 4/27/18	695	695
		695
Airlines 0.3%		
Delta Air Lines, 2.60%, 12/4/20	495	494
Delta Air Lines, 2.875%, 3/13/20	730	735
		1,229
Automotive 4.3%		
American Honda Finance, VR, 3M USD LIBOR + 0.15% 1.569%, 11/13/19	2,000	1,999
BMW U.S. Capital, VR, 3M USD LIBOR + 0.64% 1.987%, 4/6/22 (1)	1,000	1,009
Daimler Finance North America, VR, 3M USD LIBOR + 0.63% 1.977%, 1/6/20 (1)	1,000	1,005
Daimler Finance North America, VR, 3M USD LIBOR + 0.43% 1.843%, 2/12/21 (1)	1,000	1,000
Daimler Finance North America, VR, 3M USD LIBOR + 0.62% 1.998%, 10/30/19 (1)	1,000	1,005
Ford Motor Credit, VR, 3M USD LIBOR + 0.79%, 2.10%, 6/12/20	1,000	1,006
Ford Motor Credit, VR, 3M USD LIBOR + 1.00%, 2.35%, 1/9/20	2,000	2,022
General Motors, VR, 3M USD LIBOR + 0.80%, 2.192%, 8/7/20	1,005	1,010
Hyundai Capital Services, VR, 2.50%, 3/18/19 (1)	2,000	1,995
Nissan Motor Acceptance, VR, 3M USD LIBOR + 0.39% 1.721%, 9/28/20 (1)	1,000	1,003
Nissan Motor Acceptance, VR, 3M USD LIBOR + 0.52% 1.837%, 9/13/19 (1)	1,000	1,004
Nissan Motor Acceptance, VR, 3M USD LIBOR + 0.58% 1.939%, 1/13/20 (1)	1,000	1,005
Toyota Motor Credit, VR, 3M USD LIBOR + 0.48% 1.797%, 9/8/22	2,000	2,003

Toyota Motor Credit, VR, 3M USD LIBOR + 0.69% 2.046%, 1/11/22	1,000	1,012
		18,078
Banking 26.3%		
ABN Amro Bank, VR, 3M USD LIBOR + 0.64% 1.994%, 1/18/19 (1)	1,000	1,005
ABN Amro Bank, 2.10%, 1/18/19 (1)	750	749
ANZ National International, VR, 3M USD LIBOR + 1.01% 2.388%, 7/28/21 (1)	500	507
Australia & New Zealand Banking, VR, 3M USD LIBOR + 0.50% 1.936%, 8/19/20 (1)	1,000	1,004
Australia & New Zealand Banking, VR, 3M USD LIBOR + 0.66% 1.988%, 9/23/19 (1)	1,000	1,007
Australia & New Zealand Banking, VR, 3M USD LIBOR + 0.99% 2.306%, 6/1/21 (1)	500	507
Banco Santander, VR, 3M USD LIBOR + 1.56% 2.916%, 4/11/22	1,000	1,027
Bank of America, VR, 3M USD LIBOR + 0.65%, 1.971%, 10/1/21	2,000	2,002
Bank of Montreal, VR, 3M USD LIBOR + 0.60% 1.91%, 12/12/19	1,000	1,008
Bank of Montreal, VR, 3M USD LIBOR + 0.63% 1.947%, 9/11/22	2,000	2,007
Bank of Montreal, VR, 3M USD LIBOR + 0.79% 2.252%, 8/27/21	1,000	1,012
Bank of New York Mellon, VR, 3M USD LIBOR + 0.87% 2.292%, 8/17/20	1,770	1,802
Bank of Nova Scotia, VR, 3M USD LIBOR + 0.39% 1.749%, 7/14/20	1,000	1,001
Bank of Nova Scotia, VR, 3M USD LIBOR + 0.62% 1.944%, 9/19/22	1,000	1,003
Bank of Nova Scotia, VR, 3M USD LIBOR + 0.64% 1.957%, 3/7/22	2,000	2,005
Banque Federale Credit Mutuel, VR, 3M USD LIBOR + 0.49% 1.853%, 7/20/20 (1)	1,000	1,002

Banque Federale Credit Mutuel, VR, 3M USD LIBOR + 0.73% 2.093%, 7/20/22 (1)	1,000	1,004
Barclays, 2.00%, 3/16/18	1,000	1,000
BB&T, VR, 3M USD LIBOR + 0.45%, 1.809%, 1/15/20	1,000	1,004
BB&T, VR, 3M USD LIBOR + 0.65%, 1.985%, 4/1/22	1,000	1,009
BB&T, VR, 3M USD LIBOR + 0.715%, 2.074%, 1/15/20	2,000	2,012
BPCE, VR, 3M USD LIBOR + 1.22%, 2.666%, 5/22/22 (1)	960	972
Canadian Imperial Bank, VR, 3M USD LIBOR + 0.72% 2.041%, 6/16/22	1,000	1,004
Capital One Financial, VR, 3M USD LIBOR + 0.765% 2.082%, 9/13/19	1,000	1,007
Capital One Financial, VR, 3M USD LIBOR + 0.76% 2.173%, 5/12/20	1,000	1,007
Capital One Financial, VR, 3M USD LIBOR + 0.82% 2.217%, 8/8/22	2,000	1,997
Capital One Financial, VR, 3M USD LIBOR + 0.95% 2.267%, 3/9/22	2,000	2,008
Capital One Financial, VR, 3M USD LIBOR + 0.45% 1.83%, 10/30/20	1,000	998
Citibank, VR, 3M USD LIBOR + 0.26%, 1.581%, 9/18/19	2,000	2,001
Citibank, VR, 3M USD LIBOR + 0.30%, 1.663%, 10/20/20	1,000	999
Citigroup, VR, 3M USD LIBOR + 0.93%, 2.247%, 6/7/19	1,000	1,009
Citigroup, VR, 3M USD LIBOR + 1.19%, 2.571%, 8/2/21	1,000	1,019
Citigroup, VR, 3M USD LIBOR + 0.79%, 2.14%, 1/10/20	1,000	1,008
Citigroup, VR, 3M USD LIBOR + 1.07%, 2.387%, 12/8/21	1,000	1,011
Citizens Bank, VR, 3M USD LIBOR + 0.54%, 1.856%, 3/2/20	1,000	1,002
Citizens Bank, VR, 3M USD LIBOR + 0.81%, 2.272%, 5/26/22	1,325	1,327
Citizens Bank, 2.30%, 12/3/18	2,000	2,002
Commonwealth Bank of Australia, VR, 3M USD LIBOR + 0.70% 2.017%, 3/10/22 (1)	1,000	1,005
Commonwealth Bank of Australia, VR, 3M USD LIBOR + 0.83% 2.146%, 9/6/21 (1)	1,000	1,011

Credit Agricole London, VR, 3M USD LIBOR + 0.97% 2.287%, 6/10/20 (1)	1,000	1,015
Danske Bank, VR, 3M USD LIBOR + 0.51%, 1.826%, 3/2/20 (1)	2,000	2,008
DBS Group, VR, 3M USD LIBOR + 0.49%, 1.807%, 6/8/20 (1)	2,000	2,005
Deutsche Bank London, VR, 3M USD LIBOR + 1.91% 3.32%, 5/10/19	500	510
DNB Nor Bank, VR, 3M USD LIBOR + 0.37% 1.705%, 10/2/20 (1)	1,000	1,001
DNB Nor Bank, VR, 3M USD LIBOR + 1.07%, 2.386%, 6/2/21 (1)	1,000	1,021
Fifth Third Bank, VR, 3M USD LIBOR + 0.25% 1.628%, 10/30/20	1,500	1,497
Goldman Sachs, VR, 3M USD LIBOR + 0.73%, 2.06%, 12/27/20	1,000	1,004
Goldman Sachs, VR, 3M USD LIBOR + 0.80% 2.117%, 12/13/19	1,000	1,007
Goldman Sachs, VR, 3M USD LIBOR + 1.36%, 2.727%, 4/23/21	1,000	1,025
Goldman Sachs, VR, 3M USD LIBOR + 0.78%, 2.16%, 10/31/22	2,000	1,992
HSBC Holdings, VR, 3M USD LIBOR + 0.77%, 2.162%, 8/7/18	1,000	1,004
HSBC Holdings, VR, 3M USD LIBOR + 1.66%, 3.122%, 5/25/21	1,500	1,556
HSBC Holdings, VR, 3M USD LIBOR + 2.24%, 3.557%, 3/8/21	500	527
Huntington National Bank, 1.70%, 2/26/18	1,500	1,500
ING Groep, VR, 3M USD LIBOR + 1.15%, 2.483%, 3/29/22	985	1,003
Intesa Sanpaolo, 3.875%, 1/16/18	4,100	4,109
JPMorgan Chase, VR, 3M USD LIBOR + 0.59%, 1.918%, 9/23/19	1,000	1,007
JPMorgan Chase, VR, 3M USD LIBOR + 1.10%, 2.417%, 6/7/21	1,000	1,020
Key Bank, 1.65%, 2/1/18	1,000	1,000
Manufacturers & Traders Trust, VR, 3M USD LIBOR + 0.61% 2.046%, 5/18/22	1,000	1,002
Mitsubishi UFJ Financial Group, VR, 3M USD LIBOR + 0.92% 2.366%, 2/22/22	595	599
Morgan Stanley, VR, 3M USD LIBOR + 0.80%, 2.213%, 2/14/20	1,000	1,004
Morgan Stanley, VR, 3M USD LIBOR + 1.18%, 2.543%, 1/20/22	2,000	2,027

Morgan Stanley, VR, 3M USD LIBOR + 0.93%, 2.293%, 7/22/22	2,000	2,012
National Australia Bank, VR, 3M USD LIBOR + 0.51% 1.956%, 5/22/20 (1)	1,000	1,004
National Bank of Canada, VR, 3M USD LIBOR + 0.56% 1.87%, 6/12/20	1,000	1,005
Nationwide Building Society, 2.35%, 1/21/20 (1)	800	800
Nordea Bank, VR, 3M USD LIBOR + 0.99%, 2.452%, 5/27/21 (1)	500	509
Rabobank Nederland, VR, 3M USD LIBOR + 0.51% 1.913%, 8/9/19	1,000	1,005
Rabobank Nederland, VR, 3M USD LIBOR + 0.83% 2.18%, 1/10/22	1,000	1,015
Royal Bank of Canada, VR, 3M USD LIBOR + 0.38% 1.696%, 3/2/20	1,000	1,004
Royal Bank of Canada, VR, 3M USD LIBOR + 0.73% 2.107%, 2/1/22	2,000	2,017
Royal Bank of Scotland, 6.40%, 10/21/19	1,000	1,072
Societe Generale, 2.625%, 10/1/18	1,000	1,004
Standard Chartered, 2.40%, 9/8/19 (1)	1,500	1,491
Sumitomo Mitsui Banking, VR, 3M USD LIBOR + 0.67% 2.027%, 10/19/18	1,000	1,004
Sumitomo Mitsui Banking, VR, 3M USD LIBOR + 0.31% 1.664%, 10/18/19	2,000	2,002
Sumitomo Mitsui Trust Bank, VR, 3M USD LIBOR + 0.44% 1.764%, 9/19/19 (1)	2,000	2,000
Sumitomo Mitsui Trust Bank, VR, 3M USD LIBOR + 0.51% 1.826%, 3/6/19 (1)	1,000	1,001
SunTrust Bank, VR, 3M USD LIBOR + 0.53%, 1.91%, 1/31/20	1,000	1,005
Swedbank, VR, 3M USD LIBOR + 0.70%, 2.019%, 3/14/22 (1)	2,000	2,020
Toronto-Dominion Bank, VR, 3M USD LIBOR + 0.15% 1.515%, 10/24/19	2,000	1,999
Toronto-Dominion Bank, VR, 3M USD LIBOR + 0.90% 2.259%, 7/13/21	1,000	1,019
UBS, VR, 3M USD LIBOR + 0.48%, 1.959%, 12/1/20 (1)	2,000	2,003

U.S. Bancorp, VR, 3M USD LIBOR + 0.64%, 2.005%, 1/24/22	1,000	1,010
Wells Fargo, VR, 3M USD LIBOR + 0.68%, 2.058%, 1/30/20	1,000	1,008
Wells Fargo, VR, 3M USD LIBOR + 0.93%, 2.343%, 2/11/22	1,000	1,009
Westpac Banking, VR, 3M USD LIBOR + 0.43%, 1.746%, 3/6/20	1,000	1,002
Westpac Banking, VR, 3M USD LIBOR + 0.85% 2.286%, 8/19/21	1,000	1,013
		111,540
Building & Real Estate 0.1%		
D.R. Horton, 3.75%, 3/1/19	630	638
		638
Building Products 0.1%		
Martin Marietta Material, VR, 3M USD LIBOR + 0.65% 2.096%, 5/22/20	315	316
Vulcan Materials, VR, 3M USD LIBOR + 0.60%, 1.92%, 6/15/20	250	251
		567
Cable Operators 1.1%		
Discovery Communications, 2.20%, 9/20/19	575	572
Time Warner Cable, 6.75%, 7/1/18	1,500	1,540
Time Warner Cable, 8.75%, 2/14/19	1,000	1,073
Viacom, 2.75%, 12/15/19	1,405	1,403
		4,588
Computer Service & Software 1.1%		
Apple, VR, 3M USD LIBOR + 0.50%, 1.903%, 2/9/22	1,000	1,013
Hewlett Packard Enterprise, 2.10%, 10/4/19 (1)	810	804
Hewlett Packard Enterprise, VR, 3M USD LIBOR + 1.93% 3.273%, 10/5/18	1,700	1,724

Hewlett Packard Enterprise, STEP, 2.85%, 10/5/18	1,000	1,006
		4,547
Drugs 2.9%		
Abbott Laboratories, 2.35%, 11/22/19	2,650	2,652
Cardinal Health, VR, 3M USD LIBOR + 0.77%, 2.09%, 6/15/22	2,000	2,002
Gilead Sciences, VR, 3M USD LIBOR + 0.25%, 1.576%, 9/20/19	2,000	2,002
Teva Pharmaceutical Finance III, 1.40%, 7/20/18	5,649	5,613
		12,269
Energy 3.2%		
Cenovus Energy, 5.70%, 10/15/19	3,000	3,156
Columbia Pipeline Group, 2.45%, 6/1/18	1,000	1,002
DCP Midstream Operating, 2.50%, 12/1/17	1,000	1,000
EnLink Midstream Partners, 2.70%, 4/1/19	390	389
EQT, 8.125%, 6/1/19	2,777	3,005
Kinder Morgan, 2.00%, 12/1/17	890	890
Kinder Morgan, 3.05%, 12/1/19	2,000	2,018
Schlumberger Finance, 2.20%, 11/20/20 (1)	2,000	1,992
		13,452
Financial 1.8%		
Air Lease, 2.125%, 1/15/20	1,290	1,280
American Express, VR, 3M USD LIBOR + 0.43%, 1.746%, 3/3/20	1,000	1,003
American Express, VR, 3M USD LIBOR + 0.61%, 1.987%, 8/1/22	2,000	1,991
American International Group, 2.30%, 7/16/19	1,000	1,001
General Motors Financial, VR, 3M USD LIBOR + 0.93% 2.289%, 4/13/20	1,000	1,008
General Motors Financial, VR, 3M USD LIBOR + 1.45% 2.853%, 5/9/19	500	507

International Lease Finance, 3.875%, 4/15/18	1,000	1,006
		7,796
Food Processing 0.3%		
Kraft Heinz Foods, VR, 3M USD LIBOR + 0.82%, 2.23%, 8/10/22	1,280	1,294
		1,294
Food/Tobacco 0.7%		
BAT Capital, VR, 3M USD LIBOR + 0.88%, 2.296%, 8/15/22 (1)	1,000	1,011
Philip Morris International, VR, 3M USD LIBOR + 0.42% 1.861%, 2/21/20	265	267
Tyson Foods, VR, 3M USD LIBOR + 0.55%, 1.868%, 6/2/20	1,600	1,609
		2,887
Gas & Gas Transmission 1.5%		
Buckeye Partners, 6.05%, 1/15/18	1,000	1,005
Kinder Morgan Energy, 2.65%, 2/1/19	2,000	2,002
Kinder Morgan Finance, 6.00%, 1/15/18 (1)	1,500	1,507
TransCanada Pipelines, VR, 3M USD LIBOR + 0.275% 1.697%, 11/15/19	2,000	2,002
		6,516
Healthcare 1.2%		
Allergan Funding, VR, 3M USD LIBOR + 1.08%, 2.39%, 3/12/18	1,000	1,001
Anthem, 2.50%, 11/21/20	760	758
Becton Dickinson, VR, 3M USD LIBOR + 1.03%, 2.346%, 6/6/22	430	432
Catholic Health Initiatives, 2.60%, 8/1/18	1,000	1,003
Express Scripts Holding, VR, 3M USD LIBOR + 0.75%, 2.191%, 11/30/20	2,000	2,002
		5,196

Information Technology 3.1%		
Arrow Electronics, 3.00%, 3/1/18	1,500	1,503
Baidu, 08/18 3.25, 3.25%, 8/6/18	2,000	2,014
Broadcom, 2.20%, 1/15/21 (1)	1,145	1,115
Broadcom, 2.375%, 1/15/20 (1)	1,500	1,487
DXC Technology, VR, 3M USD LIBOR + 0.95%, 2.266%, 3/1/21	2,000	2,005
Intel, VR, 3M USD LIBOR + 0.35%, 1.763%, 5/11/22	1,000	1,002
Jabil Circuit, 8.25%, 3/15/18	825	840
Qualcomm, VR, 3M USD LIBOR + 0.45%, 1.886%, 5/20/20	1,000	1,002
VMware, 2.30%, 8/21/20	1,000	993
Xerox, 5.625%, 12/15/19	1,000	1,055
		13,016
Insurance 2.0%		
AIG Global, 1.95%, 10/18/19 (1)	1,110	1,105
Marsh & McLennan Companies, 2.55%, 10/15/18	1,102	1,105
Metlife Global Funding I, VR, 3M USD LIBOR + 0.22% 1.544%, 9/19/19 (1)	2,000	2,001
Metlife Global Funding I, VR, 3M USD LIBOR + 0.40% 1.71%, 6/12/20 (1)	1,000	1,002
New York Life Global Funding, VR, 3M USD LIBOR + 0.27% 1.62%, 4/9/20 (1)	1,000	1,002
New York Life Global Funding, VR, 3M USD LIBOR + 0.39% 1.755%, 10/24/19 (1)	1,000	1,003
Willis North America, 7.00%, 9/29/19	1,102	1,180
		8,398
Manufacturing 0.5%		
Siemens Financieringsmaatschappij, VR, 3M USD LIBOR + 0.34%, 1.661%, 3/16/20 (1)	2,000	2,007
		2,007

Telephones 0.2%		
BellSouth, STEP, 4.285%, 4/26/21 (1)	1,000	1,010
		1,010
Transportation 0.2%		
HPHT Finance 15, 2.25%, 3/17/18 (1)	500	500
		500
Utilities 1.8%		
Dominion Energy, VR, 3M USD LIBOR + 0.55% 1.866%, 6/1/19 (1)	2,000	2,005
Dominion Resources, 1.875%, 12/15/18 (1)	1,000	995
Dominion Resources, STEP, 2.579%, 7/1/20	250	251
Exelon Generation, 2.95%, 1/15/20	480	485
Georgia Power, 2.00%, 3/30/20	1,000	997
Georgia Power, 2.00%, 9/8/20	2,000	1,989
Transcontinental Gas Pipe Line, 6.05%, 6/15/18	860	877
		7,599
Wireless Communications 0.0%		
SBA Tower Trust, 3.598%, 4/15/18 (1)	200	200
		200
Total Corporate Bonds (Cost $235,579)		236,208

ASSET-BACKED SECURITIES 23.2%

Auto Backed 13.7%		
Ally Auto Receivables Trust Series 2014-1, Class C 2.04%, 12/15/19	235	235

Wheels SPV Series 2016-1A, Class A2 1.59%, 5/20/25 (1)	144	144
Wheels SPV Series 2017-1A, Class A3 2.13%, 4/20/26 (1)	1,000	997
		58,042
Car Loan 0.9%		
BMW Vehicle Lease Trust Series 2017-2, Class A3 2.07%, 10/20/20	450	449
Enterprise Fleet Financing Series 2017-3, Class A2 2.13%, 5/22/23 (1)	680	679
GM Financial Auto Lease Series 2017-3, Class A3 2.01%, 11/20/20	385	384
Nissan Auto Lease Trust Series 2017-B, Class A4 2.17%, 12/15/21	405	404
Nissan Master Owner Trust Receivables Series 2017-C, Class A, VR 1M USD LIBOR + 0.32%, 1.501%, 10/17/22	695	696
Santander Drive Auto Receivables Trust Series 2017-3, Class B 2.19%, 3/15/22	585	583
Santander Retail Auto Lease Trust Series 2017-A, Class A3 2.22%, 1/20/21 (1)	680	679
		3,874
Credit Card Backed 0.8%		
Synchrony Credit Card Master Note Trust Series 2015-2, Class A 1.60%, 4/15/21	2,000	2,000

Synchrony Credit Card Master Note Trust Series 2015-3, Class B 1.94%, 9/15/21	1,500	1,498
		3,498

Equipment Lease Heavy Duty 1.1%

CCG Receivables Trust Series 2015-1, Class B 2.60%, 1/17/23 (1)	2,000	2,005
CCG Receivables Trust Series 2017-1, Class A2 1.84%, 11/14/23 (1)	610	608
CNH Equipment Trust Series 2016-C, Class A3 1.44%, 12/15/21	495	491
Kubota Credit Owner Trust Series 2016-1A, Class A2 1.25%, 4/15/19 (1)	446	445
MMAF Equipment Finance Series 2015-AA, Class A3 1.39%, 10/16/19 (1)	180	179
MMAF Equipment Finance Series 2016-AA, Class A2 1.39%, 12/17/18 (1)	382	382
Volvo Financial Equipment Series 2017-1A, Class A3 1.92%, 3/15/21 (1)	270	269
Volvo Financial Equipment Series 2017-A, Class A, VR 1M USD LIBOR + 0.50%, 1.764%, 11/15/22 (1)	220	221
		4,600

Equipment Lease Small 0.9%

Ascentium Equipment Receivables Series 2016-2A, Class A2 1.46%, 4/10/19 (1)	128	128

Ascentium Equipment Receivables Series 2016-2A, Class A3 1.65%, 5/10/22 (1)	1,000	992
Ascentium Equipment Receivables Series 2017-1A, Class A2 1.87%, 7/10/19 (1)	405	405
Ascentium Equipment Receivables Series 2017-2A, Class A2 2.00%, 5/11/20 (1)	1,500	1,498
GreatAmerica Leasing Receivables Series 2017-1, Class A2 1.72%, 4/22/19 (1)	570	570
		3,593
Other Asset-Backed Securities 4.5%		
ALM Loan Funding Series 2014-14A, Class A1R, CLO, VR 3M USD LIBOR + 1.15%, 2.528%, 7/28/26 (1)	2,000	2,007
Carlyle Global Market Strategies Series 2014-2A, Class AR, CLO, VR 3M USD LIBOR + 1.25%, 2.666%, 5/15/25 (1)	2,000	2,014
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	171	170
Halcyon Loan Advisors Funding Series 2014-3A, Class AR, CLO, VR 3M USD LIBOR + 1.10%, 2.463%, 10/22/25 (1)	2,000	1,998
Hilton Grand Vacation Trust Series 2017-AA, Class A 2.66%, 12/26/28 (1)	272	270
KKR Financial Series 2012, Class A1R, CLO, VR 3M USD LIBOR + 1.05%, 2.409%, 7/15/27 (1)	2,000	2,003
Madison Park Funding Series 2014-14A, Class A2R, CLO, VR 3M USD LIBOR + 1.12%, 2.483%, 7/20/26 (1)	2,000	2,008

Marriott Vacation Club Owner Trust Series 2015-1A, Class A 2.52%, 12/20/32 (1)	798	795
Neuberger Berman Series 2015-19A, Class A1R, CLO, VR 3M USD LIBOR + 1.05%, 2.409%, 7/15/27 (1)	2,000	2,000
OCP Series 2015-10A, Class A1R, CLO, VR 3M USD LIBOR + 0.82%, 2.00%, 10/26/27 (1)	2,000	2,000
OZLM Series 2014-8A, Class A1AR, CLO, VR 3M USD LIBOR + 1.13%, 2.483%, 10/17/26 (1)	1,580	1,583
Sierra Receivables Funding Series 2014-1A, Class A 2.07%, 3/20/30 (1)	165	165
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (1)	163	163
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	113	113
Sierra Receivables Funding Series 2016-2A, Class A 2.33%, 7/20/33 (1)	263	262
Springleaf Funding Trust Series 2016-AA, Class A 2.90%, 11/15/29 (1)	670	673
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	990	995
		19,219

Student Loan 1.3%

SLM Student Loan Trust Series 2010-1, Class A, VR 1M USD LIBOR + 0.40%, 1.728%, 3/25/25	841	831

SLM Student Loan Trust Series 2013-A, Class B 2.50%, 3/15/47 (1)	2,000	1,990
SMB Private Education Loan Trust Series 2014-A, Class A2A 3.05%, 5/15/26 (1)	1,216	1,230
SMB Private Education Loan Trust Series 2015-A, Class A1, VR 1M USD LIBOR + 0.60%, 1.85%, 7/17/23 (1)	34	34
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	1,105	1,109
SMB Private Education Loan Trust Series 2016-A, Class A1, VR 1M USD LIBOR + 0.70%, 1.95%, 5/15/23 (1)	188	188
SMB Private Education Loan Trust Series 2016-B, Class A1, VR 1M USD LIBOR + 0.65%, 1.90%, 11/15/23 (1)	254	255
		5,637
Total Asset-Backed Securities (Cost $98,662)		98,463

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 9.7%

Commercial Mortgage-Backed Securities 4.2%

Bank Series 2017-BNK8, Class A1 2.122%, 11/15/50	315	314
Citigroup Commercial Mortgage Trust Series 2014-GC19, Class A1 1.199%, 3/10/47	23	23
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A1 1.485%, 10/10/47	74	74
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A1 1.353%, 2/10/48	331	329

Home Equity Loans Backed 0.1%		
Nationstar Home Equity Loan Trust Series 2016-2A, Class A, ARM 2.239%, 6/25/26 (1)	248	248
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	94	94
		342
Whole Loans Backed 5.4%		
Bayview Opportunity Master Fund Series 2017-RT2, Class A, CMO, ARM 3.50%, 8/28/57 (1)	902	919
Bayview Opportunity Master Fund Series 2017-RT3, Class A, CMO, ARM 3.50%, 1/28/58 (1)	1,008	1,031
Bayview Opportunity Master Fund Series 2017-SPL5, Class A, CMO, ARM 3.50%, 6/28/57 (1)	1,411	1,434
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (1)	363	363
Colt Funding Series 2017-1, Class A3, CMO, ARM 3.074%, 5/27/47 (1)	96	96
Colt Funding Series 2017-2, Class A1A, CMO, ARM 2.415%, 10/25/47 (1)	1,762	1,765
Connecticut Avenue Securities Series 2016-C04, Class 1M1, CMO, ARM 1M USD LIBOR + 1.45%, 2.779%, 1/25/29	113	114
Connecticut Avenue Securities Series 2016-C07, Class 2M1, CMO, ARM 1M USD LIBOR + 1.30%, 2.629%, 5/25/29	308	310
Connecticut Avenue Securities Series 2017-C01, Class 1M1, CMO, ARM 1M USD LIBOR + 1.30%, 2.629%, 7/25/29	371	375

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.6%		
Foreign Government & Municipalities (Excluding Canadian) 0.6%		
Korea Development Bank, VR, 3M USD LIBOR + 0.45% 1.912%, 2/27/20	500	498
Petroleos Mexicanos, 5.50%, 2/4/19	2,055	2,129
Total Foreign Government Obligations & Municipalities (Cost $ 2,626)		2,627
SHORT-TERM INVESTMENTS 3.0%		
CERTIFICATES OF DEPOSIT 0.2%		
Yankee 0.2%		
Swedbank, VR, 3M USD LIBOR + 0.32%, 1.782%, 8/24/20	1,000	1,000
Total Certificates of Deposit		1,000
COMMERCIAL PAPER 2.8%		
4(2) 2.8% (3)		
Catholic Health Initiatives, Series B, 1.95%, 12/11/17	4,000	3,998
Enbridge Energy Partners, 2.02%, 12/20/17	1,500	1,498
Energy Transfer Partners, 2.20%, 12/1/17	894	894
Ford Motor Credit, 2.00%, 5/11/18	2,000	1,982
ONEOK, 1.90%, 12/4/17	739	739
Plains Midstream Canada, 2.20%, 12/1/17	2,750	2,750
Total Commercial Paper		11,861
Money Market Funds 0.0%		
T. Rowe Price Government Reserve Fund, 1.13%, (4)(5)	1	1
Total Money Market Funds		1
Total Short-Term Investments (Cost $12,862)		12,862

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $426,239)	$	426,516
Cash		2,033
Interest receivable		1,527
Receivable for shares sold		1,405
Variation margin receivable on futures contracts		53
Due from affiliates		27
Other assets		75
Total assets		431,636
Liabilities		
Payable for investment securities purchased		6,851
Payable for shares redeemed		284
Investment management fees payable		102
Due to affiliates		15
Other liabilities		207
Total liabilities		7,459
NET ASSETS	$	424,177
Net Assets Consist of:		
Overdistributed net investment income	$	(342)
Accumulated undistributed net realized gain		55
Net unrealized gain		281
Paid-in capital applicable to 84,545,237 shares of $0.01 par value capital stock outstanding; 3,000,000,000 shares of the Corporation authorized		424,183
NET ASSETS	$	424,177
NET ASSET VALUE PER SHARE		
Investor Class		
($415,331,123 / 82,782,176 shares outstanding)	$	5.02
I Class		
($8,845,736/ 1,763,061 shares outstanding)	$	5.02

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Short-Term Bond Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Ultra Short-Term Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income consistent with minimal fluctuations in principal value and liquidity. The fund has two classes of shares: the Ultra Short-Term Bond Fund (Investor Class) and the Ultra Short-Term Bond Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2017, the fund held interest rate futures with cumulative unrealized gain of $28,000 and cumulative unrealized loss of $25,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold similar to equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of November 30, 2017, securities valued at $162,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 4% and 11% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $160,115,000 and $79,233,000, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. government securities aggregated $24,041,000 and $14,257,000, respectively, for the six months ended November 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2017, the fund had $210,000 of available capital loss carryforwards.

At November 30, 2017, the cost of investments for federal income tax purposes was $426,242,000. Net unrealized gain aggregated $277,000 at period-end, of which $1,074,000 related to appreciated investments and $797,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.01% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2017, the effective annual group fee rate was 0.29%.

The Investor Class is subject to a contractual expense limitation through September 30, 2019. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.35%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $141,000 of expenses were paid by Price Associates during the six months ended November 30, 2017 and remain subject to repayment by the fund. Including this amount, expenses previously waived/paid by Price Associates in the amount of $1,243,000 remain subject to repayment by the fund at November 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended November 30, 2017, expenses incurred pursuant to these service agreements were $44,000 for Price Associates and $60,000 for T. Rowe Price Services, Inc; and $1,000 for T. Rowe Price Retirement Plan Services, Inc.. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of November 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 19,731,101 shares of the Investor Class, representing 24.0% of the Investor Class’s net assets and 49,801 shares of the I Class, representing 3.0% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Bond Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 19, 2018